UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                       June 13, 2013

JAVELIN Mortgage Investment Corp.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35673	45-5517523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 13, 2013, JAVELIN Mortgage Investment Corp. (“JAVELIN”) announced that a monthly cash dividend rate of $0.23 will be payable to holders of JAVELIN common stock for each of the three months in the third quarter of 2013, as set forth below, continuing the cash dividend rate established with JAVELIN's initial public offering in October 2012:

Holder of Record Date	Payment Date

July 15, 2013	July 30, 2013
August 15, 2013	August 29, 2013
September 16, 2013	September 27, 2013

A copy of JAVELIN's press release announcing the dividends is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release announcing Q3 2013 common stock dividends, dated June 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2013

JAVELIN MORTGAGE INVESTMENT CORP.

By:	/s/ James R. Mountain
Name:	James R. Mountain
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release announcing Q3 2013 common stock dividends, dated June 13, 2013

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